UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008 (May 7, 2008)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 San Felipe, Suite 485
Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 7, 2008, Vanguard Natural Resources, LLC (the “Company”) determined that it was necessary to make certain corrections to its financial statements (the “Financial Statements”) for its fiscal year ended December 31, 2007 contained it its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 31, 2008 (the “Original Report”).

These corrections had no impact on the Company’s assets, liabilities, members’ equity, net income, operating cash flows or net cash flows as of and for the year ended December 31, 2007 as reported in the Original Report.

The decision to restate was approved by the duly authorized officers of the Company, and the Company concluded that the Company’s previously issued financial statements for and as of its fiscal year ended December 31, 2007 should no longer be relied upon. The Company has discussed the matters disclosed in this filing with UHY LLP, the Company’s independent registered public accounting firm.

The corrections to the Financial Statements are summarized below:

•
in the Consolidated Statement of Operations for the year ended December 31, 2007, we have corrected the weighted average Common units outstanding, the weighted average Class B Units outstanding and the corresponding basic and diluted earnings per unit calculations for the year ended December 31, 2007. As corrected, basic and diluted earnings per unit for the year ended December 31, 2007 was $0.39, as changed from $0.24 as reported in the Original Filing;

•
in the unaudited Supplemental Selected Quarterly Financial Information, we have corrected the total basic and diluted Net income per Common & Class B unit calculations for the year ended December 31, 2007. As corrected, basic and diluted Net income per Common & Class B unit for the year ended December 31, 2007 was $0.39, as changed from $0.24 as reported in the Original Filing; and

•	in the Notes to the Financial Statements, we have added a Note 13 to detail the corrections to our Financial Statements that are described above.

In addition, in the unaudited Supplemental Selected Quarterly Financial Information, we have corrected a rounding error in the “Quarter Ended December 31” basic and diluted Net income (loss) per Common & Class B unit so that it now reads $0.10 instead of $0.09 as set forth in the Original Filing.

The foregoing description of the corrections to our Financial Statement is only a summary, and is qualified in its entirety by reference to Item 8 to Amendment No. 1 to our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VANGUARD NATURAL RESOURCES, LLC

By:	/s/ Scott W. Smith
Name:	Scott W. Smith
Title:	President, Chief Executive Officer and Director
May 12, 2008